UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 29, 2018

Commission File No. 001-38250

FAT Brands Inc.

(Exact name of registrant as specified in its charter)

Delaware	08-2130269
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

(310) 402-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes [X] No [  ]

Item 5.08 Shareholder Director Nominations

The Board of Directors of FAT Brands Inc. (the “Company”) has established December 11, 2018 as the date of the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”), and the close of business on November 5, 2018 as the record date for determining the stockholders entitled to receive notice of and vote at the 2018 Annual Meeting. The time and location of the 2018 Annual Meeting will be set forth in the Company’s forthcoming proxy statement for the 2018 Annual Meeting.

Because the Company did not hold an annual meeting in 2017, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2018 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposal is received by the Company’s Secretary at FAT Brands Inc., 9720 Wilshire Blvd, Suite 500, Beverly Hills, CA 90212 on or before the close of business on November 9, 2018. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2018 Annual Meeting. Such date will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

In addition, in accordance with the requirements contained in the Company’s bylaws, stockholders who wish to bring business before the 2018 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all of the information specified in the Company’s Bylaws) is received by the Company’s Secretary at the address specified above no later than the close of business on November 8, 2018. Any such proposal must meet the requirements set forth in the Company’s Bylaws in order to be brought before the 2018 Annual Meeting.

Stockholders may contact the Company’s Corporate Secretary at the Company’s principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, FAT Brands Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2018

FAT Brands Inc.

By:	/s/ Andrew A. Wiederhorn
Andrew A. Wiederhorn
Chief Executive Officer